UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Logitech International S.A.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee paid previously with preliminary materials.
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

logitech

This Response Coupon is solicited on behalf of the Board of Directors of Logitech International S.A.

The Board recommends a vote "For" each of Proposals 1-14

100005.1

100005.1

Herr
Christopher Lynn Anne
Anne James Johnsonville
Zustellstrasse 5
Zustellpostfach 5
10005 Zustellstadt
SCHWEIZ

Shareholder
Christopher Lynn Anne Anne James Johnsonville
10005 Domizilstadt

Number of shares
1

Response Coupon for the 38th Annual General Meeting of LOGITECH INTERNATIONAL S.A.

Tuesday, September 8, 2026 - 4.00 p.m. (registration starts at 3.30 p.m.)
SwissTech Convention Center, EPFL - Lausanne, Switzerland

Voting instructions and orders of admission cards and of publications can be submitted either with this form or online. We encourage you to utilize our online voting option in order to reduce the mailing costs incurred by our company and to help reduce our carbon footprint.

For online registration/voting, please scan the QR code on the right side or go to the website: gvmanager-live.ch/logitech and input your personal access code noted here:
KMFJDZTST-tyhjcwJ7

Participation:

☐ **Option 1:** I/we will personally attend the Annual General Meeting and ask you to send me/us an admission card in my/our name(s).

☐ **Option 2:** I/we hereby authorize the following person to act as my/our proxy to represent me/us at the Annual General Meeting:

Name and adress of proxy: ______________________

____

☐ **Option 3:** I/we authorize the Independent Representative, **Etude Regina Wenger & Sarah Keiser-Wüger, Notary Public, Rue Caroline 1, 1003 Lausanne, Switzerland**, to represent me/us at the Annual General Meeting.
If you wish to issue any specific voting instructions, please complete the reverse side of this form.

Please complete and sign the Response Coupon and return it in the enclosed reply envelope by September 2, 2026 to Logitech International S.A., c/o Devigus Shareholder Services, Birkenstrasse 47, 6343 Rotkreuz, Switzerland. **Granting of power of attorney will only be recognized if this form is signed with the individual's legally valid signature.**

Annual Report 2026
The detailed Annual Report for the fiscal year 2026 is available for download online at ir.logitech.com/financial-info/annual-reports. The Annual Report 2026 will also be available for inspection by shareholders at the company's registered office at Logitech Europe S.A., EPFL - Quartier de l'Innovation, 1015 Lausanne.

Date: ______________________ Signature: ______________________

To Our Shareholders, Partners, Customers and Employees
Fiscal year 2026 was another strong year for Logitech. The results we delivered built on the growth of the prior year and carried the Company into fiscal year 2027 with momentum.
We achieved this despite a challenging environment of macroeconomic uncertainty, geopolitical turmoil and tariffs. At the start of the fiscal year, we put in place a set of operating principles to compete in this environment: play offense; manage costs with discipline; and be agile. These principles, along with our strategic priorities, served us well and drove our strong performance.
We played offense, delivering 4% net sales growth in constant currency and growing revenue to $4.84 billion. We also captured significant market share in key categories and geographies.
At the same time, we were disciplined in our cost management and rapidly diversified our manufacturing footprint. As a result, non-GAAP gross margin was strong at 43.6%; non-GAAP operating income rose to $911 million, up 18% year over year; and our operating margin of 18.8% was ahead of our long-term model and a record outside the pandemic peaks. We closed the year with a healthy cash balance of $1.7 billion and were pleased to return $768 million to you, our shareholders, via dividends and share repurchases.
INNOVATION, AI AND STRATEGIC PRIORITIES DRIVING STRONG RESULTS
This year marks the Company’s 45th anniversary, and we remain as committed as ever to delivering superior products and innovation with the same passion with which Logitech was founded.
Our long-term advantage is our ability to create exceptional experiences wherever people interact with technology: at their desks, in meeting rooms, in immersive environments and while they play. In fiscal year 2026, we launched approximately 40 new products, including two record-breaking flagship mice.
The premium MX Master 4, designed for advanced users, sold more units in the first month following launch than any other personal workspace mouse in Logitech’s history. Our championship-winning PRO X Superlight 2 gaming mouse was adopted by nearly 100 pro gamers in a few weeks, including pro Valorant gamer Yigox, who set a Guinness World Record for the most clicks in a minute, averaging 12.6 clicks per second.

In our Video Conferencing lineup, we launched the Rally AI Camera and Rally AI Camera Pro, featuring new AI-powered video intelligence and a near-invisible design for large meeting spaces. We also extended our offering for Mixed Reality by introducing Logitech Muse, a digital pencil for Apple Vision Pro.
Our innovation has been recognized. Fortune Europe honored Logitech as one of the Most Innovative Companies 2025 and 2026. We have won over 300 design awards since 2019, from organizations including iF and Red Dot. And our environmental sensor, Logitech Spot, was one of Time magazine’s Best Inventions of 2025. This was the second year in a row that a Logitech innovation was recognized by Time.
Our efforts to double down on B2B also met with success. Logitech for Business demand outpaced consumer demand. We made strides in expanding beyond enterprise customers to new education, healthcare and government verticals. Services grew double digit, and we built significant new go-to-market capabilities. B2B net sales now represent about 40% of our total sales.
We also performed well across geographies, returning the U.S. to growth in the last quarter of the year and marking Asia Pacific’s ninth consecutive quarter of year-over-year growth. Our China for China initiative is paying off, driving robust growth with market-specific innovations such as the G316 X 8K gaming keyboard and Alto Keys K98M mechanical keyboard.
Lastly, in fiscal year 2026, we continued to demonstrate operational excellence. Non-GAAP gross margin at 43.6% was up 10 basis points versus fiscal year 2025, with U.S. pricing actions and the steps we took to further diversify our manufacturing footprint more than offsetting the impact of higher tariffs. By the end of December 2025, we had successfully reduced the percentage of U.S. products manufactured in China from approximately 40% in April to less than 10%, thanks to our China +5 manufacturing strategy. Operating expenses were managed with discipline. Total non-GAAP operating expenses as a percentage of revenue were 24.8%, down 170 basis points compared to the prior year.
FISCAL YEAR 2027 AND THE AI OPPORTUNITY
Looking ahead to fiscal year 2027, we plan to amplify our focus on future growth while maintaining operating income margins at the high end of our 15-18% model.

AI is creating new opportunities at the intersection of people and technology. It is changing how people create, collaborate, learn and work, and it will increasingly shape the devices and experiences they use every day. We see this as both a product opportunity and a catalyst for faster innovation across Logitech.
To capture this opportunity, we will up the tempo on the offense: investing in accelerated growth while continuing to apply our signature cost discipline and agility. We will focus our investments in fiscal year 2027 in two areas.
•R&D: We will leverage AI to enhance our portfolio and accelerate time to market, while developing new experiences that help people get more from AI and make work, creation, collaboration and play more productive, enjoyable and human.
•Sales & Marketing: We will further deepen our presence in B2B markets, building talent and capabilities across Logitech for Business, especially in the new verticals of education, healthcare and government. We like the structural momentum of Logitech for Business and believe it can be a material driver of topline growth in the years ahead. We will also invest in high-ROAS marketing communications and brand building.
We have a solid track record of delivering returns on such strategic investments. In a decade, we grew our Gaming category nearly six-fold, and in just five years we disrupted the Video Collaboration market, rising to become market leader. Our China for China investments are a more recent example of strong growth behind strategic investments and resource reallocation.
DESIGNING FOR SUSTAINABILITY
While growing our business, we also continued progress on our commitment to reduce our climate impact. Our practice of Designing for Sustainability avoided more than 200,000 tCO2e across our products, supply chain and broader value chain1.
We are using fewer materials, with less carbon, for longer, at scale. Today, 81% of products are made with recycled plastics, more than half are PVC free, and 43% use low-carbon or recycled aluminum. Our DIY repair program with iFixit significantly scaled up over the course of the year, with 69 product lines now supported across 75 countries.

Our climate programs helped us achieve a 33% reduction in Scope 3 emissions and a 49% reduction in total Scope 1 and 2 emissions compared to our base years2. We continued to reduce power consumption in our products, operations, offices and supply chain, and successfully achieved our goal to transparently communicate the carbon impact of our portfolio.
More information on our sustainability efforts can be found in our Impact Highlights.
CULTURE AS A COMPETITIVE ADVANTAGE
Logitech’s culture is a meaningful differentiator and an important foundation for our long-term success. It combines openness, collaboration, curiosity and humility with the ability to make informed decisions and execute with speed. Our teams challenge one another constructively, move with agility and stay focused on creating exceptional experiences for customers.
That culture helped us navigate a volatile year while continuing to innovate, execute with discipline and invest for the future. We see it in our internal engagement scores: Logitech’s internal global survey reported an employee engagement score of 80 out of 100. We are also grateful to be recognized externally. Forbes ranked us #25 out of 900 in its list of the World’s Best Employers, and Newsweek ranked the Company as one of America’s Greatest Workplaces.
We are ready to take advantage of the opportunities ahead and remain focused on building long-term value for you, our shareholders.

Guy Gecht Chairperson of the Board	Hanneke Faber Chief Executive Officer

1 Carbon reductions are measured for calendar year 2025.
2 Base years are CY2021 for Scope 3 emissions and CY2019 for Scope 1 and 2 emissions.

To our shareholders:
You are cordially invited to attend Logitech's 2026 Annual General Meeting. The meeting will be held on Tuesday, September 8, 2026 at 4:00 p.m. CEST at the SwissTech Convention Center, EPFL, in Lausanne, Switzerland.
Enclosed is the Invitation and Proxy Statement for the meeting, which includes an agenda and discussion of the items to be voted on at the meeting, instructions on how you can exercise your voting rights, information concerning Logitech’s compensation of its Board members and executive officers, and other relevant information. We made copies of the Invitation and Proxy Statement and related materials available to shareholders beginning on July 23, 2026.
Whether or not you plan to attend the 2026 Annual General Meeting, your vote is important, and you should take the steps required so that your shares are represented at the 2026 Annual General Meeting.
Thank you for your continued support of Logitech.
Guy Gecht
Chairperson of the Board

LOGITECH INTERNATIONAL S.A.
Invitation to the Annual General Meeting
Tuesday, September 8, 2026
4:00 p.m. Central European Summer Time (registration starts at 3:30 p.m.)
SwissTech Convention Center, EPFL – Lausanne, Switzerland
*****
AGENDA
Proposals
1.Approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2026
2.Advisory vote to approve Named Executive Officers Compensation for fiscal year 2026
3.Advisory vote on the Swiss Statutory Compensation Report for fiscal year 2026
4.Advisory vote on the Swiss Statutory Non-Financial Matters Report for fiscal year 2026
5.Appropriation of available earnings and declaration of dividend
6.Amendments of the Articles of Incorporation
6.A.     Amendment to the Articles of Incorporation to change Logitech International S.A.'s registered office
6.B.     Amendment to the Articles of Incorporation regarding the maximum number of mandates held by members of the Group Management Team in listed companies
7.Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2026
8.Re-elections to the Board of Directors
8.A.    Re-election of Mr. Donald Allan, Jr.
8.B.    Re-election of Dr. Edouard Bugnion
8.C.    Re-election of Ms. Johanna 'Hanneke' Faber
8.D.    Re-election of Mr. Guy Gecht
8.E.    Re-election of Mr. Christopher Jones
8.F.    Re-election of Ms. Marjorie Lao
8.G.    Re-election of Mr. Owen Mahoney
8.H.    Re-election of Ms. Neela Montgomery
8.I.    Re-election of Mr. Kwok Wang Ng
8.J.    Re-election of Ms. Deborah Thomas
8.K.    Re-election of Mr. Sascha Zahnd
9.Re-election of the Chairperson of the Board
10. Re-elections to the Compensation Committee
10.A.    Re-election of Mr. Donald Allan, Jr.
10.B.    Re-election of Ms. Neela Montgomery
10.C.    Re-election of Mr. Kwok Wang Ng

10.D.    Re-election of Ms. Deborah Thomas
11.    Approval of maximum aggregate compensation for the Board of Directors for the 2026 to 2027 Board Year
12.    Approval of maximum aggregate compensation for the Group Management Team for fiscal year 2028
13.    Re-election of KPMG AG as Logitech’s auditors and ratification of the appointment of KPMG LLP as Logitech’s independent registered public accounting firm for fiscal year 2027
14.    Re-election of Etude Regina Wenger & Sarah Keiser-Wüger as Independent Representative
Hautemorges, Switzerland, July 23, 2026
The Board of Directors

Agenda Proposals and Explanations

Proposal 1
Approval of the Annual Report, the Consolidated Financial Statements and the Statutory Financial Statements of Logitech International S.A. for Fiscal Year 2026
Proposal
The Board of Directors proposes that the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2026 be approved.
Explanation
The Logitech consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2026 are contained in Logitech’s Annual Report, which was made available to all registered shareholders on or before the date of this Invitation. The Annual Report also contains the reports of Logitech’s auditors on the consolidated financial statements and on the statutory financial statements, additional information on the Company’s business, organization and strategy, and information relating to corporate governance as required by the SIX Swiss Exchange directive on corporate governance. Copies of the Annual Report are available on the Internet at http://ir.logitech.com.
Under Swiss law, the annual report and financial statements of Swiss companies must be submitted to shareholders for approval at each annual general meeting. In the event of a negative vote on this proposal by shareholders, the Board of Directors may call an extraordinary general meeting of shareholders for reconsideration of this proposal by shareholders.
KPMG AG, as Logitech's auditors, issued an unqualified recommendation to the 2026 Annual General Meeting that the consolidated and statutory financial statements of Logitech International S.A. be approved. KPMG AG expressed their opinion that the consolidated financial statements for the year ended March 31, 2026 present fairly, in all material respects, the financial position, the results of operations and the cash flows in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and comply with Swiss law. They further expressed their opinion and confirmed that the statutory financial statements and the proposed appropriation of available earnings comply with Swiss law, and that the Articles of Incorporation of Logitech International S.A. and the Swiss Statutory Compensation Report contain the information required by Swiss law and comply with the Articles of Incorporation.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the 2026 Annual General Meeting, not counting abstentions.
Recommendation
The Board of Directors recommends a vote “FOR” approval of the 2026 Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2026.

Proposal 2
Advisory Vote to Approve Named Executive Officers Compensation for Fiscal Year 2026
Proposal
The Board of Directors proposes that shareholders approve, on an advisory basis, the compensation of Logitech’s named executive officers disclosed in Logitech’s Compensation Report for Fiscal Year 2026 (included in the Proxy Statement).
Explanation
As confirmed at the 2023 Annual General Meeting, we hold our advisory vote on Logitech's compensation philosophy, policies and practices, as set out in the “Compensation Discussion and Analysis” section of the Compensation Report included in the Proxy Statement (commonly known as a “say-on-pay” vote) annually. Our shareholders have been supportive of our compensation philosophy, policies and practices since the say-on-pay advisory vote was introduced.
The Board of Directors is asking shareholders to approve, on an advisory basis, the compensation of Logitech’s named executive officers disclosed in the Compensation Report included in the Proxy Statement, including the “Compensation Discussion and Analysis,” the Summary Compensation Table and the related compensation tables, notes, and narrative. The vote under this Proposal 2 is not intended to address any specific items of compensation or any specific named executive officer, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in the Compensation Report included in the Proxy Statement.
This say-on-pay vote is advisory and therefore is not binding. It is carried out as a best practice and to comply with applicable U.S. proxy statement rules, and is consequently independent from, and comes in addition to, the binding vote on the Approval of Compensation for the Board of Directors for the 2026 to 2027 Board Year contemplated in Proposal 11 below and the binding vote on the Approval of Compensation for the Group Management Team for fiscal year 2028 contemplated in Proposal 12 below. However, the say-on-pay vote will provide information to us regarding shareholder views about our executive compensation philosophy, policies and practices, which the Compensation Committee of the Board of Directors (the “Compensation Committee”) will consider when reevaluating our compensation practices and determining future executive compensation. The Compensation Committee will seek to determine the causes of any significant negative voting result.
As discussed in the "Compensation Discussion and Analysis" section of Logitech’s Compensation Report for Fiscal Year 2026 included in the Proxy Statement, Logitech has designed its compensation programs to:
•provide compensation sufficient to attract and retain the level of talent needed to create and manage an innovative, high-growth, global company in highly competitive and rapidly evolving markets;
•support a performance-oriented culture;
•place most of total compensation at risk based on Logitech’s performance, while maintaining controls over inappropriate risk-taking by factoring in both annual and long-term performance;
•provide a balance between short-term and long-term objectives and results;
•align executive compensation with shareholders’ interests by tying a significant portion of compensation to increasing share value; and
•reflect an executive’s role and past performance through base salary and short-term cash incentives, and his or her potential for future contribution through long-term equity incentive awards.

While compensation is a central part of attracting, retaining and motivating the best executives and employees, we believe it is not the sole or exclusive reason why exceptional executives or employees choose to join and stay at Logitech, or their commitment to delivering strong results for our shareholders and other stakeholders. In this regard, both the Compensation Committee and management recognize that fostering a supportive work environment, offering opportunities for personal and professional growth, and empowering individuals to realize their potential and making meaningful contributions are equally important to Logitech's success in attracting, motivating, and retaining high-caliber talent.
The Compensation Committee of the Board has developed a compensation program that is described more fully in the Compensation Report for Fiscal Year 2026 included in the Proxy Statement. Logitech’s compensation philosophy, compensation program risks and design, and compensation paid during fiscal year 2026 are also set out in the Compensation Report included in the Proxy Statement.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the 2026 Annual General Meeting, not counting abstentions.
Recommendation
The Board of Directors recommends a vote “FOR” approval of the following advisory resolution:
“Resolved, that the shareholders approve, on an advisory basis, the compensation paid to Logitech’s named executive officers as disclosed in the Compensation Report for Fiscal Year 2026, including the “Compensation Discussion and Analysis,” the "Summary Compensation Table for Fiscal Year 2026" and the related compensation tables, notes, and narrative discussion.”

Proposal 3
Advisory Vote on the Swiss Statutory Compensation Report for Fiscal Year 2026
Proposal
The Board of Directors proposes that shareholders approve, on an advisory basis, the Swiss Statutory Compensation Report for fiscal year 2026.
Explanation
Under Swiss corporate law, we are required to prepare a separate Swiss Statutory Compensation Report and to submit it annually to our shareholders for an advisory vote. The current Swiss Statutory Compensation Report sets forth, for the fiscal years ended March 31, 2026 and March 31, 2025, the aggregate compensation of the members of the Board of Directors and the members of the Group Management Team.
With regard to the compensation of our Group Management Team, we note that at the 2024 Annual General Meeting, shareholders approved the fiscal year 2026 maximum aggregate compensation amount for our Group Management Team in the aggregate amount of $26.7 million with 81.66% of shareholders voting in favor of the proposal. Shareholders also approved at the 2024 Annual General Meeting and the 2025 Annual General Meeting, respectively, the maximum aggregate compensation amounts of CHF 3.9 million for each of the Board of Directors for the Board Year from the 2024 Annual General Meeting to the 2025 Annual General Meeting and the Board Year from the 2025 Annual General Meeting to the 2026 Annual General Meeting, with 94.93% and 98.38% of shareholders voting in favor of the respective proposals.
For our 2026 Swiss Statutory Compensation Report together with the statutory report of our auditor thereon as included in the Proxy Statement, please refer to the Proxy Statement under the heading “Compensation Tables Audited Under Swiss Law”.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the 2026 Annual General Meeting, not counting abstentions.
Recommendation
The Board of Directors recommends a vote "FOR" approval, on an advisory basis, of the Swiss Statutory Compensation Report for fiscal year 2026.

Proposal 4
Advisory Vote on the Swiss Statutory Non-Financial Matters Report for Fiscal Year 2026
Proposal
The Board of Directors proposes that shareholders approve, on an advisory basis, the Swiss Statutory Non-Financial Matters Report for fiscal year 2026.
Our Swiss Statutory Non-Financial Matters Report for fiscal year 2026 is available on our website at https://ir.logitech.com/financial-info/annual-reports/default.aspx.
Explanation
Under Swiss corporate law, we are required to prepare a Swiss Statutory Non-Financial Matters Report and to submit it annually to our shareholders for an advisory vote at our Annual General Meeting.
Our Swiss Statutory Non-Financial Matters Report contains information about Logitech's sustainability agenda, targets and progress achieved with respect to environmental, climate, social, employee and anti-corruption matters as required by Article 964b of the Swiss Code of Obligations and the Swiss Ordinance on Climate Disclosures.
ERM Certification and Verification Services Limited provided a limited assurance in accordance with International Standard on Assurance Engagement (ISAE) 3000 (Revised) on selected key performance indicators, included in our Swiss Statutory Non-Financial Matters Report.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the 2026 Annual General Meeting, not counting abstentions.
Recommendation
The Board of Directors recommends a vote "FOR" approval, on an advisory basis, of the Swiss Statutory Non-Financial Matters Report for fiscal year 2026.

Proposal 5
Appropriation of Available Earnings and Declaration of Dividend
Proposal
The Board of Directors proposes the following appropriation of available earnings (CHF in thousands):

Year ended March 31, 2026
Payment of a dividend in the amount of	218,667
Transfer to legal retained earnings in the narrower sense	—
To be carried forward	2,416,178
Total earnings available for appropriation	2,634,845
Treasury shares	(1,061,367)
Total available earnings for appropriation	1,573,478
The Board of Directors approved and proposes a gross distribution of CHF 1.36 per share or approximately $1.70 per share based on the CHF-USD exchange rate on March 31, 2026. Based on the number of shares outstanding as of March 31, 2026 (143,502,564 shares (excluding treasury shares)) and the proposed dividend per share, the aggregate gross dividend would be CHF 195.2 million (approximately $243.9 million based on the CHF-USD exchange rate on March 31, 2026).
No distribution shall be made on shares held in treasury by the Company and its subsidiaries.
If the proposal of the Board of Directors is approved, the dividend payment of CHF 1.36 per share (or approximately CHF 0.88 per share after deduction of 35% Swiss withholding tax where required) will be made on or about September 23, 2026 to all shareholders as of the record date (which will be on or about September 22, 2026). We expect that the shares will be traded ex-dividend for shares trading on the Nasdaq Global Select Market (“Nasdaq”) as of approximately September 22, 2026 and as of approximately September 21, 2026 for shares trading on SIX Swiss Exchange. For payments made in USD, we expect to use the currency exchange rate as of the date of the meeting, September 8, 2026.
Explanation
Under Swiss law, the use of available earnings must be submitted to shareholders for approval at each annual general meeting. The available earnings at the disposal of Logitech shareholders at the 2026 Annual General Meeting are the earnings of Logitech International S.A., the Logitech parent holding company.
The proposal of the Board of Directors to distribute a gross dividend of CHF 1.36 per share which, if approved by shareholders, would be an increase of approximately CHF 0.10 from CHF 1.26 per share to CHF 1.36 per share. This proposed, increased cash dividend demonstrates Logitech’s continued commitment to consistently return cash to shareholders. Since fiscal year 2013, the Board of Directors decided on a recurring annual gross dividend and not an occasional one. As a consequence, the Company expects to propose a dividend to the shareholders of the Company every year (subject to the confirmation of the Company’s statutory auditors in the applicable year).
Other than the distribution of the dividend, the Board of Directors proposes the carry-forward of available earnings based on the Board’s belief that it is in the best interests of Logitech and its shareholders to retain Logitech’s earnings for future investment in the growth of Logitech’s business, for share repurchases, and for the possible acquisition of other companies or lines of business.

Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the 2026 Annual General Meeting, not counting abstentions.
Recommendation
The Board of Directors recommends a vote “FOR” approval of the proposed appropriation of available earnings with respect to fiscal year 2026, including the payment of a dividend to shareholders of CHF 1.36 per registered share.

Proposal 6
Amendments of the Articles of Incorporation

Proposal 6.A.
Amendment to the Articles of Incorporation to Change the Company's Registered Office
Proposal
The Board of Directors proposes that shareholders approve an amendment to Article 1 para. 3 of the Articles of Incorporation to change the Company's registered office from Hautemorges to Ecublens (VD).
The proposed amendment to Article 1 of the Articles of Incorporation is included in Annex 6.A. of the Proxy Statement.
Explanation
The Company's registered office has historically been in Hautemorges (formerly Apples), Switzerland, where the Company was founded in 1981. Hautemorges serves as the legal holding and administrative headquarters for Logitech's Swiss and global subsidiaries. While the legal domicile is in Hautemorges, the operational headquarters are in Ecublens, Switzerland. The Board of Directors believes that aligning our registered office with our operational headquarters in Ecublens will provide legal clarity and ensure that our corporate documents accurately reflect our current business reality. If the proposed amendment to Article 1 para. 3 of our Articles of Incorporation is approved, Article 1 para. 3 of our Articles of Incorporation will read as follows: “The registered office is in Ecublens (VD).”
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of two-thirds of the votes represented and the absolute majority of the par value of the shares represented at the 2026 Annual General Meeting.
Recommendation
The Board of Directors recommends a vote “FOR” the change of the registered office from Hautemorges to Ecublens, with the corresponding amendment to Article 1 para. 3 of the Articles of Incorporation.

Proposal 6.B.
Amendment to the Articles of Incorporation Regarding the Maximum Number of Mandates Held by Members of the Group Management Team in Listed Companies
Proposal
The Board of Directors proposes that shareholders approve amendments to the Articles of Incorporation to lower the number of mandates in listed companies for the Group Management Team.
The proposed amendment to Article 18 ter of the Articles of Incorporation is included in Annex 6.B. of the Proxy Statement.
Explanation
Swiss corporate law requires issuers to limit in their articles of incorporation the number of positions (also referred to as “mandates”) that a board or group executive management team member can hold at other companies. Pursuant to Article 18 ter of Logitech's Articles of Incorporation, each member of our Group Management Team may assume up to five (5) mandates in other enterprises with an economic purpose, of which no more than two (2) may be in listed companies.
Because of the time commitment required to serve as a member of the Group Management Team at Logitech and the time commitment required to serve at another listed company, the Board recommends that the number of mandates in listed companies be reduced from two (2) to one (1) for members of the Group Management Team.
Each member of our Group Management Team is already in compliance with the reduced mandate limit under the proposed amendment to the Articles of Incorporation.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the 2026 Annual General Meeting, not counting abstentions.
Recommendation
The Board of Directors recommends a vote “FOR” the proposed amendment to Article 18 ter of the Articles of Incorporation.

Proposal 7
Release of the Board of Directors and Executive Officers from Liability for Activities During Fiscal Year 2026
Proposal
The Board of Directors proposes that shareholders release the members of the Board of Directors and Executive Officers from liability for activities during fiscal year 2026.
Explanation
As is customary for Swiss corporations and in accordance with Article 698, subsection 2, item 7 of the Swiss Code of Obligations, shareholders are requested to release the members of the Board of Directors and the Executive Officers from liability for their activities during fiscal year 2026 that have been disclosed to shareholders. This release from liability exempts members of the Board of Directors and Executive Officers from liability claims brought by the Company or its shareholders on behalf of the Company against any of them for activities carried out during fiscal year 2026 relating to facts that have been disclosed to shareholders. Shareholders who do not vote in favor of the proposal, or acquire their shares after the vote without knowledge of the approval of this resolution, are not bound by the result for a period ending 12 months after the vote.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the 2026 Annual General Meeting, not counting abstentions. Members of the Board of Directors and Logitech Executive Officers are not entitled to vote on Proposal 7.
Recommendation
The Board of Directors recommends a vote “FOR” the proposal to release the members of the Board of Directors and Executive Officers from liability for activities during fiscal year 2026.

Proposal 8
Re-elections to the Board of Directors
Explanation
Our Board of Directors is presently composed of 11 members. Each director was elected for a one-year term ending at the closing of the 2026 Annual General Meeting.
At the recommendation of the Nominating and Governance Committee, the Board of Directors has nominated all current directors to serve as directors for another one-year term, beginning at the completion of the 2026 Annual General Meeting and ending at the completion of the 2027 Annual General Meeting. There will be a separate vote on each nominee.
Under Swiss corporate law, Board members may only be elected by shareholders. If the individuals below are re-elected, the Board will be composed of 11 members The Board has no reason to believe that any of our nominees will be unwilling or unable to serve if elected as a director.
For further information on the Board of Directors, including the current members of the Board, the Committees of the Board, the means by which the Board exercises supervision of Logitech’s executive officers, and other information, please refer to the Proxy Statement under “Corporate Governance and Board of Directors Matters” of the Proxy Statement.
8.A.     Re-election of Mr. Donald Allan, Jr.
Proposal: The Board of Directors proposes that Mr. Donald Allan, Jr. be re-elected to the Board for a one-year term ending at the closing of the 2027 Annual General Meeting.
For biographical information and qualifications of Mr. Allan, please refer to the Proxy Statement under “Corporate Governance and Board of Directors Matters – Members of the Board of Directors.”
8.B.     Re-election of Dr. Edouard Bugnion
Proposal: The Board of Directors proposes that Dr. Edouard Bugnion be re-elected to the Board for a one-year term ending at the closing of the 2027 Annual General Meeting.
For biographical information and qualifications of Dr. Bugnion, please refer to the Proxy Statement under “Corporate Governance and Board of Directors Matters – Members of the Board of Directors.”
8.C.     Re-election of Ms. Johanna 'Hanneke' Faber
Proposal: The Board of Directors proposes that Ms. Johanna 'Hanneke' Faber be re-elected to the Board for a one-year term ending at the closing of the 2027 Annual General Meeting.
For biographical information and qualifications of Ms. Faber, please refer to the Proxy Statement under “Corporate Governance and Board of Directors Matters – Members of the Board of Directors.”
8.D.     Re-election of Mr. Guy Gecht
Proposal: The Board of Directors proposes that Mr. Guy Gecht be re-elected to the Board for a one-year term ending at the closing of the 2027 Annual General Meeting.
For biographical information and qualifications of Mr. Gecht, please refer to the Proxy Statement under “Corporate Governance and Board of Directors Matters – Members of the Board of Directors.”
8.E.     Re-election of Mr. Christopher Jones
Proposal: The Board of Directors proposes that Mr. Christopher Jones be re-elected to the Board for a one-year term ending at the closing of the 2027 Annual General Meeting.

For biographical information and qualifications of Mr. Jones, please refer to the Proxy Statement under “Corporate Governance and Board of Directors Matters – Members of the Board of Directors.”
8.F.     Re-election of Ms. Marjorie Lao
Proposal: The Board of Directors proposes that Ms. Marjorie Lao be re-elected to the Board for a one-year term ending at the closing of the 2027 Annual General Meeting.
For biographical information and qualifications of Ms. Lao, please refer to the Proxy Statement under “Corporate Governance and Board of Directors Matters – Members of the Board of Directors.”
8.G.     Re-election of Mr. Owen Mahoney
Proposal: The Board of Directors proposes that Mr. Owen Mahoney be re-elected to the Board for a one-year term ending at the closing of the 2027 Annual General Meeting.
For biographical information and qualifications of Mr. Mahoney, please refer to the Proxy Statement under “Corporate Governance and Board of Directors Matters – Members of the Board of Directors.”
8.H.     Re-election of Ms. Neela Montgomery
Proposal: The Board of Directors proposes that Ms. Neela Montgomery be re-elected to the Board for a one-year term ending at the closing of the 2027 Annual General Meeting.
For biographical information and qualifications of Ms. Montgomery, please refer to the Proxy Statement under “Corporate Governance and Board of Directors Matters – Members of the Board of Directors.”
8.I.     Re-election of Mr. Kwok Wang Ng
Proposal: The Board of Directors proposes that Mr. Kwok Wang Ng be re-elected to the Board for a one-year term ending at the closing of the 2027 Annual General Meeting.
For biographical information and qualifications of Mr. Ng, please refer to the Proxy Statement under “Corporate Governance and Board of Directors Matters – Members of the Board of Directors.”
8.J.     Re-election of Ms. Deborah Thomas
Proposal: The Board of Directors proposes that Ms. Deborah Thomas be re-elected to the Board for a one-year term ending at the closing of the 2027 Annual General Meeting.
For biographical information and qualifications of Ms. Thomas, please refer to the Proxy Statement under “Corporate Governance and Board of Directors Matters – Members of the Board of Directors.”
8.K.     Re-election of Mr. Sascha Zahnd
Proposal: The Board of Directors proposes that Mr. Sascha Zahnd be re-elected to the Board for a one-year term ending at the closing of the 2027 Annual General Meeting.
For biographical information and qualifications of Mr. Zahnd, please refer to the Proxy Statement under “Corporate Governance and Board of Directors Matters – Members of the Board of Directors.”
Voting Requirement to Approve Proposals
The affirmative “FOR” vote of a majority of the votes cast at the 2026 Annual General Meeting, not counting abstentions.
Recommendation
The Board of Directors recommends a vote “FOR” the re-election to the Board of each of the above nominees.

Proposal 9
Re-election of the Chairperson of the Board
Explanation
Swiss corporate law requires that the Chairperson of the Board of Directors be elected on the occasion of each Annual General Meeting for a one-year term ending at the closing of the following Annual General Meeting. The Board of Directors has selected Mr. Guy Gecht as its nominee to continue to lead the Board of Directors as an independent Chairperson. Mr. Gecht has been the Chairperson since 2025 and a non-executive member of the Board of Directors since September 2019. As noted in his biographical information and qualifications under the heading "Corporate Governance and Board of Directors Matters - Members of the Board of Directors" included in the Proxy Statement, Mr. Gecht brings senior leadership experience as well as technology and cybersecurity expertise to the Board of Directors.
Proposal
The Board of Directors unanimously proposes that Mr. Gecht be re-elected as Chairperson of the Board of Directors for a one-year term ending at the closing of the 2027 Annual General Meeting.
Voting Requirement to Approve Proposals
The affirmative “FOR” vote of a majority of the votes cast at the 2026 Annual General Meeting, not counting abstentions.
Recommendation
Our Board of Directors recommends a vote “FOR” the re-election of Mr. Gecht as Chairperson of the Board of Directors.

Proposal 10
Re-elections to the Compensation Committee
Explanation
Our Compensation Committee is presently composed of four members, all of whom are standing for re-election to the Board of Directors and for re-election to the Compensation Committee. Pursuant to Swiss corporate law, the members of the Compensation Committee are to be elected annually and individually by the shareholders. Only members of the Board of Directors can be elected as members of the Compensation Committee.
At the recommendation of the Nominating and Governance Committee of the Board of Directors (the “Nominating and Governance Committee”), the Board of Directors has nominated all current members of the Compensation Committee for another term of one year. As required by our Compensation Committee charter, all of the nominees are independent in accordance with the requirements of the listing standards of the Nasdaq Stock Market, the outside director definition of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, the definition of a “non-employee director” for purposes of Rule 16b-3 promulgated by the U.S. Securities and Exchange Commission, and Rule 10C-1(b)(1) of the U.S. Securities Exchange Act of 1934, as amended.
The term of office ends at the closing of the next Annual General Meeting. There will be a separate vote on each nominee.
10.A.     Re-election of Mr. Donald Allan, Jr.
Proposal: The Board of Directors proposes that Mr. Donald Allan, Jr. be re-elected to the Compensation Committee for a one-year term ending at the closing of the 2027 Annual General Meeting.
For biographical information and qualifications of Mr. Allan, please refer to the Proxy Statement under “Corporate Governance and Board of Directors Matters – Members of the Board of Directors.”
10.B.     Re-election of Ms. Neela Montgomery
Proposal: The Board of Directors proposes that Ms. Neela Montgomery be re-elected to the Compensation Committee for a one-year term ending at the closing of the 2027 Annual General Meeting.
For biographical information and qualifications of Ms. Montgomery, please refer to the Proxy Statement under “Corporate Governance and Board of Directors Matters – Members of the Board of Directors.”
10.C.     Re-election of Mr. Kwok Wang Ng
Proposal: The Board of Directors proposes that Mr. Kwok Wang Ng be re-elected to the Compensation Committee for a one-year term ending at the closing of the 2027 Annual General Meeting.
For biographical information and qualifications of Mr. Ng, please refer to the Proxy Statement under “Corporate Governance and Board of Directors Matters – Members of the Board of Directors.”
10.D.     Re-election of Ms. Deborah Thomas
Proposal: The Board of Directors proposes that Ms. Deborah Thomas be re-elected to the Compensation Committee for a one-year term ending at the closing of the 2027 Annual General Meeting.
For biographical information and qualifications of Ms. Thomas, please refer to the Proxy Statement under “Corporate Governance and Board of Directors Matters – Members of the Board of Directors.”
The Board of Directors has appointed Mr. Allan as Chair of the Compensation Committee, subject to his re-election to the Compensation Committee.

Voting Requirement to Approve Proposals
The affirmative “FOR” vote of a majority of the votes cast at the 2026 Annual General Meeting, not counting abstentions.
Recommendation
Our Board of Directors recommends a vote “FOR” the election to the Compensation Committee of each of the above nominees.

Proposal 11
Approval of Maximum Aggregate Compensation for the Board of Directors for the 2026 to 2027 Board Year
Proposal
The Board of Directors proposes that the shareholders approve a maximum aggregate amount of compensation of the Board of Directors of CHF 3,900,000 for the term of office from the 2026 Annual General Meeting until the 2027 Annual General Meeting (the “2026 – 2027 Board Year”).
Explanation
Pursuant to Swiss corporate law, the compensation of the Board of Directors must each year be subject to a binding shareholder vote, in the manner contemplated by Logitech’s Articles of Incorporation. Article 19 quater, paragraph 1 letter (a) of Logitech’s Articles of Incorporation provides that shareholders shall approve the maximum aggregate amount of compensation of the Board of Directors for the period up to the next Annual General Meeting.
Under the Articles of Incorporation, the compensation of the members of the Board of Directors who do not have management responsibilities consists of cash payments and shares or share equivalents. The value of cash compensation and shares or share equivalents corresponds to a fixed amount, which reflects the functions and responsibilities assumed. The value of shares or share equivalents is calculated at market value at the time of grant.
The proposed maximum amount of CHF 3,900,000 has been determined based on 10 non-executive members of the Board of Directors and on the following non-binding assumptions:
With respect to the 10 non-executive members of the Board of Directors, the compensation consists of the following elements:
•Cash payments of a maximum of CHF 1,300,000. Cash payments for non-executive members of the Board of Directors include annual retainers for Board and committee service and an annual retainer for a non-executive Chairperson.
•Share or share equivalent awards of a maximum of CHF 2,200,000. The value of share or share equivalent awards corresponds to a fixed amount and the number of shares granted will be calculated at market value at the time of their grant.
•Other payments, including accrual of the Company's estimated contributions to social security, of a maximum of CHF 400,000.
Shareholders are approving the maximum aggregate amount of compensation set forth in the proposal and not the individual components thereof. The assumptions set forth in this explanation are based on the Company’s current expectations about future compensation plans and decisions. The Company may redesign its compensation plans or make alternative compensation decisions within the maximum aggregate amount of compensation approved by shareholders. The actual compensation awarded to the members of the Board of Directors for the 2026 - 2027 Board Year will be disclosed in the Compensation Report included in the Proxy Statement for the 2028 Annual General Meeting.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the 2026 Annual General Meeting, not counting abstentions.

Recommendation
The Board of Directors recommends a vote “FOR” the approval of the maximum aggregate amount of the compensation of the members of the Board of Directors of CHF 3,900,000 for the term of office from the 2026 Annual General Meeting until the 2027 Annual General Meeting.

Proposal 12
Approval of Maximum Aggregate Compensation for the Group Management Team for Fiscal Year 2028
Proposal
The Board of Directors proposes that the shareholders approve a maximum aggregate amount of compensation of the Group Management Team of USD 28,302,000 for fiscal year 2028.
Explanation
Pursuant to Swiss corporate law, the compensation of the Company’s Group Management Team must each year be subject to a binding shareholder vote, in the manner contemplated by Logitech’s Articles of Incorporation. Article 19 quater, paragraph 1 letter (b) of Logitech’s Articles of Incorporation provides that shareholders shall approve the maximum aggregate amount of compensation of the Group Management Team for the next fiscal year. As the 2026 Annual General Meeting takes place in the middle of Logitech’s fiscal year 2027, the applicable next fiscal year is fiscal year 2028. This required, binding vote on the compensation of the Group Management Team is independent from, and comes in addition to, the non-binding, advisory say-on-pay vote contemplated in Proposal 2 and Proposal 3.
Logitech’s Group Management Team currently consists of Ms. Johanna 'Hanneke' Faber, Chief Executive Officer, Mr. Matteo Anversa, Chief Financial Officer, and Ms. Samantha Harnett, Chief Legal Officer.
Logitech’s compensation philosophy, compensation program risks and design, and compensation paid during fiscal year 2026 are set forth in the Compensation Report included in the Proxy Statement.
The proposed maximum amount of USD 28,302,000 has been determined based on the following non-binding assumptions for Logitech’s Group Management Team as an aggregate group:
•The Group Management Team includes four members.
•Gross base salaries of a maximum of USD 3,300,000.
•Performance-based cash compensation of a maximum of USD 6,700,000 at grant value. Performance-based cash compensation in the form of incentive cash payments may be earned under the Logitech Management Performance Bonus Plan (the “Annual Bonus Plan”) or other cash bonuses approved by the Compensation Committee. Payout under the Annual Bonus Plan is variable, and is based on the achievement of the Company’s, individual executives’ or other performance goals, and for fiscal year 2028 is expected to continue to range from 0% to 200% of the executive’s target incentive. The maximum amount of the performance-based bonus for fiscal year 2028 assumes a maximum achievement of all performance goals.
•Equity incentive awards of a maximum of USD 16,900,000 at grant value. Long-term equity incentive awards are generally granted in the form of performance-based restricted stock units ("PSUs") or service-based restricted stock units (“RSUs”). In order to align with the methodology used in the Compensation Report in the Proxy Statement, where the value of the equity award is disclosed based on estimated fair value at the time of grant, the fair value at grant has been considered to calculate the maximum amount of the long-term equity awards, i.e., assuming maximum achievement of all performance goals and full vesting of all service-based equity incentive awards. The target number of PSU awards granted to our Group Management Team in fiscal year 2028 will be determined at the beginning of the three-year performance period and the number of shares that will vest at the end of the three-year performance period is expected to continue to range from 0% to 200% of the executive's target number of shares depending on our corporate performance.
•Other compensation of a maximum of USD 1,402,000. Other compensation may include tax preparation services and related expenses, 401(k) savings plan matching contributions, premiums for group term life insurance and long-term disability insurance, employer’s contribution to medical premiums, relocation or extended business travel-related expenses, defined benefit pension plan employment contributions, accrual of estimated employer's contribution to social security and Medicare, and other awards. The Company generally does not provide all of these components of other compensation to all executives each year, but the proposed maximum amount of compensation has been formulated to provide flexibility to cover these compensation components as applicable.
Shareholders are approving the maximum aggregate amount of compensation set forth in the proposal and not the individual components thereof. The assumptions set forth in this explanation are based on the Company’s current expectations about future compensation plans and decisions. The Company may redesign its compensation plans or make alternative compensation decisions within the maximum aggregate amount of compensation approved by shareholders. The actual compensation awarded to the members of the Group Management Team for fiscal year 2028 will be disclosed in the Compensation Report included in the Proxy Statement for the 2028 Annual General Meeting.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the 2026 Annual General Meeting, not counting abstentions.
Recommendation
The Board of Directors recommends a vote “FOR” the approval of the maximum aggregate amount of the compensation of the Group Management Team of USD 28,302,000 for fiscal year 2028.

Proposal 13
Re-election of KPMG AG as Logitech’s Auditors and Ratification of the Appointment of KPMG LLP as Logitech’s Independent Registered Public Accounting Firm for Fiscal Year 2027
Proposal
The Board of Directors proposes that KPMG AG be re-elected as auditors of Logitech International S.A. for a one-year term and that the appointment of KPMG LLP as Logitech’s independent registered public accounting firm for fiscal year 2027 be ratified.
Explanation
KPMG AG, upon recommendation of the Audit Committee of the Board of Directors (the “Audit Committee”), is proposed for re-election for a further year as auditors for Logitech International S.A. KPMG AG assumed its first audit mandate for Logitech during fiscal year 2015.
The Audit Committee has also appointed KPMG LLP, the U.S. affiliate of KPMG AG, as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027 for purposes of U.S. securities law reporting. Logitech’s Articles of Incorporation do not require that shareholders ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm. However, Logitech is submitting the appointment of KPMG LLP to shareholders for ratification as a matter of good corporate governance. If shareholders do not ratify the appointment, the Audit Committee will reconsider whether to retain KPMG LLP. Even if the appointment is ratified, the Audit Committee may, in its discretion, change the appointment during the year if the Committee determines that such a change would be in the best interests of Logitech and its shareholders.
Information on the fees paid by Logitech to KPMG AG and KPMG LLP, the Company’s auditors and independent registered public accounting firm for fiscal year 2026, respectively, as well as further information regarding KPMG AG and KPMG LLP, is set out in our Proxy Statement under the heading “Independent Auditors” and “Report of the Audit Committee.”
One or more representatives of KPMG AG will be present at the 2026 Annual General Meeting. They will have an opportunity to make a statement at the meeting if they wish, and are expected to be available to respond to questions from shareholders.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the 2026 Annual General Meeting, not counting abstentions.
Recommendation
Our Board of Directors recommends a vote “FOR” the re-election of KPMG AG as auditors of Logitech International S.A. and the ratification of the appointment of KPMG LLP as Logitech’s independent registered public accounting firm, each for the fiscal year ending March 31, 2027.

Proposal 14
Re-election of Etude Regina Wenger & Sarah Keiser-Wüger as Independent Representative
Swiss law requires that the independent representative of the shareholders (the "Independent Representative") be elected on the occasion of each Annual General Meeting for a one-year term ending at the closing of the following Annual General Meeting.
Proposal
The Board of Directors proposes that Etude Regina Wenger & Sarah Keiser-Wüger be re-elected as Independent Representative for a one-year term ending at the closing of the 2027 Annual General Meeting.
Explanation
In accordance with Swiss law, each shareholder may be represented at the general meeting by an independent representative. The Board of Directors has nominated Etude Regina Wenger & Sarah Keiser-Wüger as the Independent Representative to serve in the role at the Company’s 2027 Annual General Meeting and at any extraordinary general meeting of shareholders of the Company, if any, held prior to the 2027 Annual General Meeting. Ms. Regina Wenger, a principal of Etude Regina Wenger & Sarah Keiser-Wüger, is a respected notary public based in Lausanne, Switzerland and is the former chairwoman of the Swiss Federation of Notaries. Etude Regina Wenger & Sarah Keiser-Wüger confirmed to the Company that it possesses the required independence to fulfill its responsibilities.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the 2026 Annual General Meeting, not counting abstentions.
Recommendation
Our Board of Directors recommends a vote “FOR” the re-election of Etude Regina Wenger & Sarah Keiser-Wüger as Independent Representative.

Questions and Answers about the Logitech 2026 Annual General Meeting

General Information for Registered Shareholders

WHY AM I RECEIVING THIS “INVITATION”?
This Invitation, together with an explanation of organizational matters, is being made available to registered shareholders and published in the Swiss Official Gazette of Commerce. In addition to this invitation (which is also available in German and French), we filed our Proxy Statement (including the invitation therein) with the U.S. Securities and Exchange Commission to comply with U.S. proxy statement rules.
The Response Coupon or Proxy Card are requested on behalf of the Board of Directors of Logitech for use at Logitech’s Annual General Meeting. The meeting will be held on Tuesday, September 8, 2026 at 4:00 p.m., Central European Summer Time, at the SwissTech Convention Center, EPFL, in Lausanne, Switzerland.

WHO IS ENTITLED TO VOTE AT THE MEETING?
Shareholders registered in the Share Register of Logitech International S.A. (including in the sub-register maintained by Logitech’s U.S. transfer agent, Computershare) on Wednesday, September 2, 2026 have the right to vote at the Annual General Meeting. No shareholders will be entered in the Share Register between Wednesday, September 2, 2026 and the day following the meeting.

HOW CAN I OBTAIN LOGITECH’S PROXY STATEMENT, ANNUAL REPORT AND OTHER ANNUAL REPORTING MATERIALS?
A copy of our 2026 Annual Report to Shareholders, which contains the consolidated financial statements of Logitech International S.A for the fiscal year ended March 31, 2026, the Swiss statutory financial statements of Logitech International S.A. for the fiscal year ended March 31, 2026, and the auditor’s reports thereon, this Invitation, the Proxy Statement and our Annual Report on Form 10-K for fiscal year 2026 filed with the U.S. Securities and Exchange Commission (the “SEC”) are available on our website at http://ir.logitech.com. Shareholders also may request free copies of these materials at our principal executive offices in Switzerland or the United States, at the addresses above, or by contacting our investor relations group at IR@logitech.com or at +1-510-916-9842.

HOW CAN I VOTE IF I CANNOT ATTEND THE MEETING?
If you do not plan to attend the meeting in person, you may appoint the Independent Representative, Etude Regina Wenger & Sarah Keiser-Wüger, to represent you at the meeting. Please provide your voting instructions by marking the applicable boxes beside the agenda items on the Internet voting site for registered shareholders, www.gvmanager-live.ch/logitech for shareholders on the Swiss share register or www.proxyvote.com for shareholders on the U.S. share register, or on the Response Coupon or Proxy Card, as applicable.

SWISS SHARE REGISTER – INTERNET VOTING – Go to the Internet voting site www.gvmanager-live.ch/logitech and log in with your access code printed on the Response Coupon. Please use the menu item “Grant Procuration” and submit your instructions by clicking on the “Send” button.
SWISS SHARE REGISTER – RESPONSE COUPON – Mark the box under Option 3 on the enclosed Response Coupon. Please sign, date and promptly mail your completed Response Coupon to Etude Regina Wenger & Sarah Keiser-Wüger using the appropriate enclosed postage-paid envelope addressed to Logitech International S.A., c/o Devigus Shareholder Services, Birkenstrasse 47, CH-6343 Rotkreuz, Switzerland.

U.S. SHARE REGISTER – INTERNET VOTING – Go to the Internet voting site www.proxyvote.com and log in with your 16-digit voting control number printed in the box marked by the arrow on the Notice of Internet Availability of Proxy Materials that you received from us. Please follow the menus to select the Independent Representative, Etude Regina Wenger & Sarah Keiser-Wüger, to represent you at the meeting. Please submit your instructions by clicking on the "Submit" button.
U.S. SHARE REGISTER – PROXY CARD – If you have requested a Proxy Card, mark the box “Yes” on the Proxy Card to select the Independent Representative, Etude Regina Wenger & Sarah Keiser-Wüger, to represent you at the meeting. Please sign, date and promptly mail your completed Proxy Card to Broadridge using the enclosed postage-paid envelope.

HOW CAN I ATTEND THE MEETING?
If you wish to attend the meeting in person, you will need to obtain an admission card. You may order your admission card on the Internet voting site for registered shareholders, www.gvmanager-live.ch/logitech for shareholders on the Swiss share register or www.proxyvote.com for shareholders on the U.S. share register, or on the Response Coupon or Proxy Card, as applicable, and we will send you an admission card for the meeting. If an admission card is not received by you prior to the meeting and you are a registered shareholder as of September 2, 2026, you may attend the meeting by presenting proof of identification at the meeting.

SWISS SHARE REGISTER – INTERNET VOTING – Go to the Internet voting site www.gvmanager-live.ch/logitech and log in with your access code printed on the Response Coupon. Please use the menu item “Order Admission Card”.
SWISS SHARE REGISTER – RESPONSE COUPON – Mark the box under Option 1 on the enclosed Response Coupon. Please send the completed, signed and dated Response Coupon to Logitech using the enclosed postage-paid envelope by Wednesday, September 2, 2026.

U.S. SHARE REGISTER – INTERNET VOTING – Go to the Internet voting site www.proxyvote.com and log in with your 16-digit voting control number printed in the box marked by the arrow on the Notice of Internet Availability of Proxy Materials that you received from us. Please follow the menus to indicate that you will personally attend the meeting.
U.S. SHARE REGISTER – PROXY CARD – If you have requested a Proxy Card, mark the box “Yes” on the Proxy Card to indicate that you will personally attend the meeting. Please sign, date and promptly mail your completed Proxy Card to Broadridge using the enclosed postage-paid envelope by Wednesday, September 2, 2026.

CAN I HAVE ANOTHER PERSON REPRESENT ME AT THE MEETING?
Yes. If you would like someone other than the Independent Representative to represent you at the meeting, please mark Option 2 on the Response Coupon (for shareholders on the Swiss share register) or, if you requested a Proxy Card (for shareholders on the U.S. share register), mark the box on the Proxy Card to authorize the person you name on the reverse side of the Proxy Card. On either the Response Coupon or the Proxy Card, please provide the name and address of the person you want to represent you. Please return the completed, signed and dated Response Coupon to Logitech and the completed, signed and dated Proxy Card to Broadridge, using the enclosed postage-paid envelope by September 2, 2026. We will send an admission card for the meeting to your representative. If the name and address instructions you provide are not clear, Logitech will send the admission card to you, and you must forward it to your representative.
If you requested and received an admission card to attend the meeting in person, you can also authorize someone other than the Independent Representative to represent you at the meeting on the admission card and provide that signed, dated and completed admission card to your representative, together with your voting instructions.

CAN I SELL MY SHARES BEFORE THE MEETING IF I HAVE VOTED?
Logitech does not block the transfer of shares before the meeting. However, if you sell your Logitech shares before the meeting and Logitech’s Share Registrar is notified of the sale, your votes with those shares will not be counted. Any person who purchases shares after the Share Register closes on Wednesday, September 2, 2026 will not be able to register them until the day after the meeting and so will not be able to vote the shares at the meeting.

IF I VOTE BY PROXY, CAN I CHANGE MY VOTE AFTER I HAVE VOTED?
You may change your vote by Internet or by mail through September 2, 2026. You may also change your vote by attending the meeting and voting in person. For shareholders on the Swiss share register, you may revoke your vote by requesting a new access code and providing new voting instructions at www.gvmanager-live.ch/logitech, or by requesting and submitting a new Response Coupon from our Swiss Share Register at Devigus Shareholder Services (by telephone at +41-41-798-48-33 or by email at logitech@devigus.com). For shareholders on the U.S. share register, you may revoke your vote by providing new voting instructions at www.proxyvote.com, if you voted by Internet, or by requesting and submitting a new Proxy Card. Your attendance at the meeting will not automatically revoke your vote or Response Coupon or Proxy Card unless you vote again at the meeting or specifically request in writing that your prior voting instructions be revoked.

SWISS SHARE REGISTER – INTERNET VOTING – After you receive the new access code, go to the Internet voting site www.gvmanager-live.ch/logitech and log in. Please use the menu item “Grant Procuration”. Follow the directions on the site to complete and submit your new instructions until Wednesday, September 2, 2026, 23:59 (Central European Summer Time), or you may attend the meeting and vote in person.
SWISS SHARE REGISTER – RESPONSE COUPON – If you request a new Response Coupon and wish to vote again, you may complete the new Response Coupon and return it to us by September 2, 2026, or you may attend the meeting and vote in person.

U.S. SHARE REGISTER – INTERNET VOTING – Go to the Internet voting site www.proxyvote.com and log in with your 16-digit voting control number printed in the box on the Notice of Internet Availability of Proxy Materials that you received from us. Please follow the menus to submit your new instructions until Wednesday, September 2, 2026, 11:59 p.m. (U.S. Eastern Daylight Time), or you may attend the meeting and vote in person.
U.S. SHARE REGISTER – PROXY CARD – If you request a new Proxy Card and wish to vote again, you may complete the new Proxy Card and return it to Broadridge by September 2, 2026, or you may attend the meeting and vote in person.

IF I VOTE BY PROXY, WHAT HAPPENS IF I DO NOT GIVE SPECIFIC VOTING INSTRUCTIONS?
SWISS SHARE REGISTER – INTERNET VOTING – If you are a registered shareholder and vote using the Internet voting site, you have to give specific voting instructions for all agenda items before you can submit your instructions.
SWISS SHARE REGISTER – RESPONSE COUPON – If you are a registered shareholder and sign and return a Response Coupon without giving specific voting instructions for some or all agenda items, you thereby give instructions to the Independent Representative to vote your shares in accordance with the recommendations of the Board of Directors for such agenda items as well as for new, amended or modified proposals that could be presented to shareholders during the course of the meeting.

U.S. SHARE REGISTER – INTERNET VOTING – If you are a registered shareholder and vote using the Internet voting site without giving specific voting instructions for some or all agenda items, you thereby give instructions to the Independent Representative to vote your shares in accordance with the recommendations of the Board of Directors for such agenda items as well as for new, amended or modified proposals that could be presented to shareholders during the course of the meeting.
U.S. SHARE REGISTER – PROXY CARD – If you are a registered shareholder and sign and return a Proxy Card without giving specific voting instructions for some or all agenda items, you thereby give instructions to the Independent Representative to vote your shares in accordance with the recommendations of the Board of Directors for such agenda items as well as for new, amended or modified proposals that could be presented to shareholders during the course of the meeting.

WHO CAN I CONTACT IF I HAVE QUESTIONS?	If you have any questions or need assistance in voting your shares, please call us at +1-510-916-9842 or email us at IR@logitech.com.

Annual General Meeting 2026 of LOGITECH INTERNATIONAL S.A.
Tuesday, September 8, 2026, 4:00 p.m. CEST
SwissTech Convention Center, EPFL – Lausanne, Switzerland
(Registration starts at 3:30 p.m.)
Dear shareholders:
You are cordially invited to attend Logitech’s 2026 Annual General Meeting. The meeting will be held on Tuesday, September 8, 2026 at 4:00 p.m. at the SwissTech Convention Center, EPFL, in Lausanne, Switzerland.
As the point of connection between people and the digital world, Logitech’s mission is to extend human potential in work and play, in a way that is good for people and the planet. Sustainability is at the heart of our approach and we are constantly improving our products by designing for sustainability along our supply chain.
In support of these efforts, last year we transitioned to fully digital invitations and brochures for the Annual General Meeting. This change enables us to save several tons of paper annually, further reducing our environmental footprint.
We look forward to your participation as we continue to innovate responsibly for a better future.
Event Details and Participation
All documents related to the Annual General Meeting 2026, including the agenda, are available electronically on our website at https://ir.logitech.com/corporate-governance/Annual-General-Meeting/default.aspx or via the following QR code:
For those who prefer printed copies of the meeting materials, we are happy to provide them upon request. Please contact our investor relations group at IR@logitech.com or at +1-510-916-9842.
As in previous years, you can register and confirm your attendance, submit voting instructions or appoint a proxy either by mail or electronically via the “GV-Manager Live” shareholder platform under gvmanager-live.ch/logitech. All necessary details, including your personal login credentials for the platform, are provided in the enclosed form.
We thank you for your support and look forward to seeing you at the upcoming Annual General Meeting 2026.
Yours sincerely,
Guy Gecht
Chairperson of the Board